Horizons Cadence Hedged US Dividend Yield ETF
(USDY)

(a series of Horizons ETF Trust I)

Supplement dated August 10, 2018 to

the Statement of Additional Information (“SAI”) dated February 28, 2018, as previously supplemented June 20, 2018

The Board of Trustees of Horizons ETF I (the “Trust”), on behalf of Horizons Cadence Hedged US Dividend Yield ETF (the “Fund”), upon the recommendation of the Fund’s adviser, Horizons ETF Management (US) LLC, approved the closing and liquidation of the Fund, with such liquidation to take place on August 28, 2018 (the “Liquidation Date”). Due to a change in business strategy, it has been determined to close the Fund.

The last date for authorized participants to create units in the Fund will be August 22, 2018 and the last date to redeem shares will be on or before 4:00 PM ET on August 22, 2018.

The last day of trading for the Fund on the Cboe BZX Exchange, Inc. (the “Cessation Date”) is expected to be August 24, 2018, after which the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of winding up its business affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all its liabilities, and liquidating and distributing its remaining assets to the shareholders of the Fund.

On or about the Liquidation Date, the Fund shall make to each shareholder of record as of the Cessation Date a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Fund, in the form of either the cash or cash equivalents into which the portfolio securities of the Fund were converted. The liquidation of the Fund will be a taxable event for shareholders that do not hold shares through tax-advantaged arrangements.

Effective August 28, 2018, all references to the Fund in the Fund’s Statement of Additional Information are hereby removed.

For more information, contact the Fund at 1-844-723-8637.

This Supplement and the existing Statement of Additional Information dated February 28, 2018, as supplemented June 20, 2018, provide relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information dated February 28, 2018, and prior supplement dated June 20, 2018, have been filed with the Securities and Exchange Commission, and are incorporated by reference.